Exhibit 21
Thermo Electron Corporation - Subsidiaries of  the Registrant
At March 3, 1995, Thermo Electron Corporation owned the following companies:

                                                         STATE OR
                                                       JURISDICTION
                                                            OF       PERCENT OF
                         NAME                          INCORPORATION  OWNERSHIP
- -------------------------------------------------------------------------------
 CRC Acquisition Corp.                                Delaware           100
 Nicolet Biomedical Inc.                              California         100
   Eden Medical Electronics, Inc.                     Delaware           100
   Eden Medizinische Elektronik GmbH                  Germany            100
   Neuroscience Limited                               United Kingdom     100
   Nicolet Biomedical S.A.R.L.                        France             100
 Peter Brotherhood Holdings Ltd.                      United Kingdom     100
   Peter Brotherhood Limited                          United Kingdom     100
      D.S.T. Pattern & Engineering Co. Ltd.           United Kingdom     100
      FES International Limited                       United Kingdom     100
      Link Control Technology Ltd.                    United Kingdom     100
      Machtech Ltd.                                   United Kingdom     100
      Peter Brotherhood Pension Fund Trustees Ltd.    United Kingdom     100
      Sensonics Ltd.                                  United Kingdom     100
      Thermo Electron Realty Limited                  United Kingdom     100
      Turboflex Limited                               United Kingdom     100
        T & A Nash (Penn) Limited                     United Kingdom     100
        Torsiflex Limited                             United Kingdom     100
        (50% of which shares are owned directly
         by Peter Brotherhood Limited)
   Thermo Holdings Limited                            United Kingdom     100
      Brotherhood Environmental Engineering Services  United Kingdom     100
       Limited
 Termo Electron, S.A. de C.V.                         Mexico             100
 The Thermo Electron Companies Inc.                   Wisconsin          100
   Bay State Wood Energy Company, Inc.                Massachusetts      100
   Gulf Precision, Inc.                               Arizona            100
      Seeley Enterprises, Inc.                        New Mexico         100
   International Technidyne Corporation               Delaware           100
   Loftus Furnace Company                             Pennsylvania       100
   Medway Recycling Company, Inc.                     Massachusetts      100
   Metal Treating Inc.                                Wisconsin          100
   Methuen Steam Company, Inc.                        Massachusetts      100
   Met-Therm, Inc.                                    Ohio               100
   NAPCO, Inc.                                        Connecticut        100
   New Hampshire Wood Energy Co., Inc.                New Hampshire      100
   Nicolet Biomedical of California Inc.              California         100
   North Carbondale Minerals, Inc.                    California         100
   North County Recycling, Inc.                       California         100
   Overly, Inc.                                       Wisconsin          100
   PB Acquisition Corp.                               Delaware           100
   Perfection Heat Treating Company                   Michigan           100
   Salem Steam Company, Inc.                          Massachusetts      100
   San Marcos Resource Recovery, Inc.                 California         100
   Seminole Energy Company                            Florida            100
   Southern Ocean County Resource Recovery, Inc.      New Jersey         100
   Staten Island Cogeneration Corporation             New York           100


                                                                Page 1PAGE

Thermo Electron Corporation - Subsidiaries of  the Registrant
At March 3, 1995, Thermo Electron Corporation owned the following companies:

                                                         STATE OR
                                                       JURISDICTION
                                                            OF       PERCENT OF
                         NAME                          INCORPORATION  OWNERSHIP
- -------------------------------------------------------------------------------
   TE Energy Systems, Inc.                            Massachusetts      100
   TE Great Lakes Inc.                                Michigan           100
   TEC Cogeneration Inc.                              Florida            100
      South Florida Cogeneration Associates           Florida             50*
   TEC Energy Corporation                             California         100
      North County Resource Recovery  Associates      California         100*
      (50% of which is owned directly by
       San Marcos Resource Recovery, Inc.)
   Tecomet Inc.                                       Massachusetts      100
   Thermedics Inc.                                    Massachusetts    50.58**
      Corpak Inc.                                     Massachusetts      100
        Walpak Company                                Illinois           100
      Ramsey France S.A.R.L.                          France             100
      Ramsey Ingenieros S.A.                          Spain              100
      Ramsey Italia S.R.L.                            Italy              100
        Tecno Europa Elettromeccanica S.R.L.          Italy              100
      Ramsey Technology Inc.                          Massachusetts      100
      Thermedics Australia Pty. Ltd.                  Australia          100
      Thermedics B.V.                                 Netherlands        100
      Thermedics Canada Inc.                          Canada             100
      Thermedics Detection Inc.                       Massachusetts      100
        ThermedeTec Corporation                       Delaware           100
           Thermedics Detection de Argentina S.A.     Argentina          100
           Thermedics Detection de Mexico, S.A. de    Mexico             100
             de C.V.
           Thermedics Detection GmbH                  Germany            100
           Thermedics Detection Limited               United Kingdom     100
           Thermedics Detection Scandinavia AS        Norway             100
      Thermedics F. S. C. Inc.                        U. S. Virgin       100
                                                      Islands
      Thermedics GmbH                                 Germany            100
      Thermedics Limited                              United Kingdom     100
      Thermedics (South Africa) Pty. Ltd.             South Africa       100
      TMD Securities Corporation                      Massachusetts      100
        Thermo Cardiosystems Inc.                     Massachusetts    54.96**
           TCA Securities Corporation                 Massachusetts      100
        Thermo Voltek Corp.                           Delaware         60.05**
           Comtest Europe B.V.                        Netherlands        100
             Comtest Instrumentation, B.V.            Netherlands        100
             Comtest Limited                          United Kingdom     100
           KeyTek FSC, Ltd.                           U.S. Virgin        100
                                                      Islands
           UVC Realty Corp.                           New York           100
   Thermo Administrative Services Corporation         Delaware           100
   Thermo Ecotek Corporation                          Delaware         97.47**
      Caribbean Cogeneration Company, Inc.            Massachusetts      100
      Coos Biomass Corporation                        California         100


                                                            Page 2PAGE

Thermo Electron Corporation - Subsidiaries of  the Registrant
At March 3, 1995, Thermo Electron Corporation owned the following companies:

                                                         STATE OR
                                                       JURISDICTION
                                                            OF       PERCENT OF
                         NAME                          INCORPORATION  OWNERSHIP
- -------------------------------------------------------------------------------
      Delano Energy Company Inc.                      Delaware           100
      Delano Operations Company, Inc.                 California         100
      Gatepeak Corporation                            Delaware           100
      SFS Corporation                                 New Hampshire      100
      Tenpeak Corporation                             Nevada             100
      TES Securities Corporation                      Delaware           100
      Thermendota, Inc.                               California         100
        Mendota Biomass Power, Ltd.                   California         60*
           California Agriwaste Corporation           California         100
             Golden Fuel Company                      California         50*
           MBPL Agriwaste Corporation                 California         100
      Thermo Electron of Maine, Inc.                  Maine              100
        Gorbell/Thermo Electron Power Company         Maine              80*
      Thermo Electron of New Hampshire, Inc.          New Hampshire      100
        Hemphill Power and Light Company              New Hampshire      66*
      Thermo Electron of Whitefield, Inc.             New Hampshire      100
        Whitefield Power and Light Company            New Hampshire      100*
        (39% of which is owned
         directly by SFS Corporation)
      Thermo Fuels Company, Inc.                      California         100
      Woodland Biomass Power, Inc.                    California         100
        Woodland Biomass Power, Ltd.                  California          99*
   Thermo Electron of Conway, Inc.                    New Hampshire      100
   Thermo Electron Foundation, Inc.                   Massachusetts      100
   Thermo Electron Metallurgical Services, Inc.       Texas              100
   Thermo Fibertek Inc.                               Delaware         80.51**
      AES Equipos y Sistemas S.A. de C.V.             Mexico             100
      Thermo AES Canada Inc.                          Canada             100
      Thermo Electron Web Systems, Inc.               Massachusetts      100
        Fiberprep Inc.                                Delaware           95
        (31.05% of which shares are owned
         directly by E. & M. Lamort, S.A.)
           Fiberprep Securities Corporation           Delaware           100
        Thermo Electron Wisconsin, Inc.               Wisconsin          100
      Thermo Fibertek U.K. Limited                    United Kingdom     100
        Vickerys Holdings Limited                     United Kingdom     100
           Vickerys Limited                           United Kingdom     100
             Paperliners Limited                      New Zealand        100
             Vickerys Projects Limited                United Kingdom     100
             Winterburn Limited                       United Kingdom     100
      TMO Lamort Holdings Inc.                        Delaware           100
        E. & M. Lamort, S.A.                          France             100
           Lamort GmbH                                Germany            100
           Lamort Italia S.R.L.                       Italy              100
           Lamort Paper Services Ltd.                 United Kingdom     100
           Nordiska Lamort Lodding A.B.               Sweden             100
   Thermo Instrument Systems Inc.                     Delaware         83.49**



                                                              Page 3PAGE

Thermo Electron Corporation - Subsidiaries of  the Registrant
At March 3, 1995, Thermo Electron Corporation owned the following companies:

                                                         STATE OR
                                                       JURISDICTION
                                                            OF       PERCENT OF
                         NAME                         INCORPORATION  OWNERSHIP
- -------------------------------------------------------------------------------
      Analytical Instrument Development, Inc.         Pennsylvania       100
      Bettigole Andrews & Clark, Inc.                 New York           100
        N. H. Bettigole Co., Inc.                     Delaware           100
        N. H. Bettigole, P.A.                         New Jersey         100
        N. H. Bettigole, P.C.                         New York           100
      CIDTEC Acquisition Corp.                        New York           100
      Eberline Analytical Corporation                 New Mexico         100
      Eberline Instrument Company Limited             United Kingdom     100
      Eberline Instrument Corporation                 New Mexico         100
      Epsilon Industrial Inc.                         Texas              100
      Fellows, Read & Associates, Inc.                New Jersey         100
      Finnigan Corporation                            Virginia           100
        Finnigan Instruments, Inc.                    New York           100
        Finnigan International Sales, Inc.            California         100
        Finnigan MAT China, Inc.                      California         100
        Finnigan MAT (Delaware), Inc.                 Delaware           100
        Finnigan MAT Instruments, Inc.                Nevada             100
        Finnigan MAT International Sales, Inc.        California         100
        Finnigan MAT (Nevada), Inc.                   Nevada             100
           Finnigan MAT AG                            Switzerland        100
           Finnigan MAT Canada, Ltd.                  Canada             100
           Finnigan MAT GmbH                          Germany            100
           Finnigan MAT Ltd.                          United Kingdom     100
             Finnigan MAT AB                          Sweden             100
           Finnigan MAT S.A.R.L.                      France             100
           Finnigan MAT S.R.L.                        Italy              100
             Thermo Separation Products S.R.L.        Italy              100
           Thermo Instruments Australia Pty. Limited  Australia          100
        Finnigan Properties, Inc.                     California         100
      Gamma-Metrics                                   California         100
        Gamma-Metrics International F.S.C. Inc.       Guam               100
      Gas Tech Inc.                                   California         100
        Gas Tech Australia, Pty. Ltd.                 Australia           50
        Gas Tech Partnership                          California          50*
        Gastech Instruments Canada Ltd.               Canada             100
      Houston Atlas Inc.                              Texas              100
      National Nuclear Corporation                    California         100
      Nicolet Instrument Corporation                  Wisconsin          100
        Nicolet Instrument Canada, Inc.               Canada             100
        Nicolet Instrument Limited                    United Kingdom     100
        Nicolet Instrument S.A.R.L.                   France             100
        Nicolet Japan K.K.                            Japan              100
        Project Phoenix of Madison, Inc.              Wisconsin          100
        Spectra-Tech, Europe Limited                  United Kingdom     100
        Spectra-Tech, Inc.                            Wisconsin          100
        ThermoSpectra Corporation                     Delaware         85.67**
           Beleggingsmaatschappij Zeis B.V.           Netherlands        100


                                                             Page 4PAGE

Thermo Electron Corporation - Subsidiaries of  the Registrant
At March 3, 1995, Thermo Electron Corporation owned the following companies:

                                                         STATE OR
                                                       JURISDICTION
                                                            OF       PERCENT OF
                         NAME                          INCORPORATION  OWNERSHIP
- -------------------------------------------------------------------------------
             Bakker Electronics Dongen B.V.           Netherlands        100
                Bakker Electronics Limited            United Kingdom     100
           Nicolet Instrument Technologies Inc.       Wisconsin          100
           NORAN Instruments Inc.                     Wisconsin          100
      Normandeau Associates, Inc.                     New Hampshire      100
      Skinner & Sherman, Inc.                         Massachusetts      100
        Skinner & Sherman Laboratories, Inc.          Massachusetts      100
        Skinner & Sherman Technology, Inc.            Massachusetts      100
      Spectrace Instruments Inc.                      California         100
      TEV Administrative Services Corporation         Delaware           100
      Thermo BioAnalysis Corporation`                 Delaware           100
      Thermo Consulting Engineers Inc.                Delaware           100
        George A. Schock &  Associates, Inc.          New Jersey         100
        Jennison Engineering, Inc.                    Vermont            100
      Thermo Environmental Instruments Inc.           California         100
        MIE Acquisition, Inc.                         Massachusetts      100
      Thermo Instrument Controls Inc.                 Delaware           100
      Thermo Instrument Systems Japan Holdings, Inc.  Delaware           100
        Nippon Jarrell-Ash Company, Ltd.              Japan              100
      Thermo Instruments do Brasil Ltda.              Brazil             100
      Thermo Instruments F.S.C. Inc.                  U.S. Virgin        100
                                                      Islands
      Thermo Jarrell Ash Corporation                  Massachusetts      100
        Baird Analytical Instrr Tech Co.              China              100
          Beijing Ltd.
        Baird DD Brazil Representacoes Ltda.          Brazil             100
        Scientific Measurement Systems Inc.           Colorado           100
        Thermo Instrument Systems (F.E.) Limited      China              100
        Thermo Instruments (Canada) Inc.              Canada             100
           Eberline Instruments (Canada) Ltd.         Canada             100
      Thermo Separation Products AG                   Switzerland        100
      Thermo Separation Products Inc.                 Delaware           100
        Thermo Instrument Systems (France) S.A.       France             100
           Thermo Separation Products S.A.            France             100
        Thermo Separation Products K.K.               Japan              100
      TMA/Hanford, Inc.                               Washington         100
      TMA/NORCAL Inc.                                 California         100
      TN Technologies Inc.                            Texas              100
      Van Hengel Holding B.V.                         Netherlands        100
        Baird Europe B.V.                             Netherlands        100
        Baird France S.A.R.L.                         France             100
        Thermo Electron Limited                       United Kingdom     100
           Planweld Limited                           United Kingdom     100
             Hilger Analytical Limited                United Kingdom     100
        Thermo Instrument Systems B.V.                Netherlands        100
           Hilkomij B.V.                              Netherlands        100
           NORAN Instruments B.V.                     Netherlands        100



                                                                Page 5PAGE

Thermo Electron Corporation - Subsidiaries of  the Registrant
At March 3, 1995, Thermo Electron Corporation owned the following companies:

                                                         STATE OR
                                                       JURISDICTION
                                                            OF       PERCENT OF
                         NAME                          INCORPORATION  OWNERSHIP
- -------------------------------------------------------------------------------
           Thermo Automation Services  (ThAS) B.V.    Netherlands        100
           Van Oortmerssen B.V.                       Netherlands        100
        Thermo Instrument Systems GmbH                Germany            100
           Eberline Instruments GmbH                  Germany            100
           Nicolet Instrument GmbH                    Germany            100
           NORAN Instruments GmbH                     Germany            100
           Thermo Instruments GmbH                    Germany            100
           Thermo Separation Products GmbH            Germany            100
        Thermo Jarrell Ash (Europe) B.V.              Netherlands        100
        Thermo Jarrell Ash, S.A.                      Spain              100
        Thermo Separation Products B.V.               Netherlands        100
           Thermo Separation Products B.V. B.A.       Belgium            100
      Westronics Inc.                                 Texas              100
   Thermo Power Corporation                           Massachusetts    59.83**
      NuTemp, Inc.                                    Illinois           100
      Takepine Limited                                United Kingdom     100
      Tecogen Securities Corporation                  Massachusetts      100
      ThermoLyte Corporation                          Delaware           100
   Thermo Process Systems Inc.                        Delaware         80.47**
      Beheersmaatschappij J. Amerika N.V.             Netherlands      64.50**
        Amerika Tankinstallaties B.V.                 Netherlands        100
        High-Tech Trouble-Shooters B.V.               Netherlands        100
        Jac. Amerika en Zonen B.V.                    Netherlands        100
      Engineering Technology and Knowledge            Delaware           100
       Corporation
        Elson T. Killam Associates, Inc.              New Jersey         100
           Duncan, Lagnese and Associates,            Pennsylvania       100
            Incorporated
           E3-Killam, Inc.                            New York           100
           Killam Associates, Inc.                    Ohio               100
           Killam Management and Operational          New Jersey         100
 Services, Inc.
      Holcroft (Canada) Limited                       Canada             100
      Holcroft Corporation                            Delaware           100
        Holcroft GmbH                                 Germany            100
      Terra Tech Labs, Inc.                           Delaware           100
        Thermo Terra Tech                             Massachusetts      100*
        (49% of which is owned indirectly
          by Thermo Instrument Systems Inc.)
      Thermo Incineration Inc.                        Michigan           100
      Thermo Process Services Inc.                    Delaware           100
        Cal-Doran Metallurgical Services, Inc.        California         100
      Thermo Process Services Midwest Inc.            Delaware           100
        Metallurgical, Inc.                           Minnesota          100
      Thermo Remediation Inc.                         Delaware         65.32**
        Thermo Fluids Inc.                            Delaware           100
        TPS Technologies Inc.                         Florida            100


                                                              Page 6PAGE

Thermo Electron Corporation - Subsidiaries of  the Registrant
At March 3, 1995, Thermo Electron Corporation owned the following companies:

                                                         STATE OR
                                                       JURISDICTION
                                                            OF       PERCENT OF
                         NAME                          INCORPORATION  OWNERSHIP
- -------------------------------------------------------------------------------
           TPST Soil Recyclers of California Inc.     California         100
           TPST Soil Recyclers of Maryland Inc.       Maryland           100
             Todds Lane Limited Partnership           Maryland           100*
           TPST Soil Recyclers of New York Inc.       New York           100
           TPST Soil Recyclers of Oregon Inc.         Oregon             100
           TPST Soil Recyclers of South Carolina Inc. Delaware           100
           TPST Soil Recyclers of Virginia Inc.       Delaware           100
           TPST Soil Recyclers of Washington Inc.     Washington         100
   Thermo Securities Corporation                      Delaware           100
   Thermo Soil Recyclers Inc.                         Massachusetts      100
   Thermo Technology Ventures Inc.                    Idaho              100
      Plasma Quench Investment Limited Partnership    Delaware            60*
   ThermoTrex Corporation                             Delaware         50.00**
      ThermoLase Corporation                          Delaware         69.32**
        CBI Laboratories, Inc.                        Texas              100
      ThermoTrex East Inc.                            Massachusetts      100
   TMO, Inc.                                          Massachusetts      100
   TMOI Inc.                                          Delaware           100
 Thermo Electron F. S. C. Inc.                        U. S. Virgin       100
                                                      Islands
 Thermo Electron (London) Ltd.                        United Kingdom      50
 Thermo Finance (UK) Ltd.                             United Kingdom     100


 * Joint Venture/Partnership                      ** As of 12/31/94
                                                             Page 7PAGE